Subsequent events	12 Months Ended
Dec. 31, 2023
Subsequent events [Abstract]
Subsequent events [Text Block]

30Subsequent events

Philips Respironics consent decree

On January 29, 2024, Philips announced that it has agreed on the terms of a consent decree with the US Department of Justice (DOJ), representing the US Food and Drug Administration (FDA). The proposed consent decree primarily focuses on Philips Respironics’ business operations in the US. The proposed consent decree is being finalized and will be submitted to the relevant US court for approval. The decree will provide Philips Respironics with a roadmap of defined actions, milestones, and deliverables to demonstrate compliance with regulatory requirements and to restore the business.

  In the US, Philips Respironics will continue to service sleep and respiratory care devices already with healthcare providers and patients, and supply accessories (including patient interfaces), consumables (including patient circuits), and replacement parts (including repair kits). Until the relevant requirements of the proposed consent decree are met, Philips Respironics will not sell new CPAP or BiPAP sleep therapy devices or other respiratory care devices in the US.
  Outside the US, Philips Respironics will continue to provide new sleep and respiratory care devices, accessories (including patient interfaces), consumables (including patient circuits), replacement parts (including repair kits) and services, subject to certain requirements.

As a consequence of addressing this proposed consent decree, which is a multi-year plan, Philips recorded charges of EUR 363 million in December 2023 that relate to remediation activities, inventory write-downs and onerous contract provisions. Refer to Provisions.